LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® 2018
Lincoln Investor Advantage Advisory

Supplement dated June 10, 2024 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2024

This supplement to the summary prospectus for your individual variable annuity contract discusses the addition of the Guarantee of Principal, an optional death benefit rider available under your Contract.  This change applies only to new Contracts purchased on and after June 17, 2024. All other provisions in your prospectus remain unchanged, and the changes discussed in this supplement do not impact existing Contractowners.

OVERVIEW

The Guarantee of Principal Death Benefit is a Death Benefit available on new Contracts that pays a Death Benefit to your Beneficiary upon death.  It provides a Death Benefit equal to the greater of Contract Value or of all Purchase Payments, adjusted for withdrawals.

DESCRIPTION OF CHANGES

The following discussion describes changes that are incorporated into the specified sections of your prospectus.

Important Information You Should Consider About Your Contract – Fees and Expenses.  The minimum annual fee stated in the Minimum and Maximum Annual Fee Table is changed from 0.40% to 0.25%. As such, the following line item replaces the current line item beginning June 17, 2024.

	Minimum	Maximum
Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.25%	1.40%

Please keep this supplement for future reference.